                                                                     EXHIBIT 5.1

"Regular" Distribution Date:
        15-Mar-00              Yamaha Motor Master Trust       Collection Period
"Actual" Distribution Date:  6.20% Series 1995-1, Series 1998-1      Ending:
        15-Mar-00             and Floating Rate Series 1999-1       29-Feb-00
-------------------------------------------------------------------------------


A.  INFORMATION REGARDING THE YAMAHA MOTOR MASTER TRUST

1.   Aggregate Pool Balance as of the beginning of the
     preceding Collection Period .................................................. 653,797,715.23

2.   Aggregate amount of Collections during the preceding
     Collection Period ............................................................ 103,620,347.06

     a)  Collections other than finance charges, cash Adjustment Payments and cash Transferor Deposit Amounts ....................................... 101,635,663.53

     b)  Finance Charge collections ...............................................  1,984,683.53

     c)  Cash Adjustment Payments .................................................     0.00

     d)  Cash Transferor Deposit Amounts ..........................................     0.00

3.   Aggregate amount of receivables written off (net of recoveries) during the
     preceding Collection Period ..................................................   75,885.71

4.   Aggregate amount of non-cash Adjustment Payments during the preceding
     Collection Period ............................................................  4,405,505.61

5.   Aggregate amount of non-cash Transferor Deposit Amounts during the preceding
     Collection Period ............................................................     0.00

6.   Aggregate amount of additional Receivables during
     the Preceding Collection period .............................................. 147,687,542.14

7.   Aggregate Pool Balance as of the end of the preceding
     Collection Period ............................................................ 695,368,202.52

8.   The aggregate Trust Principal Component as of the beginning of the preceding Collection Period was .............................................. 643,990,749.50

9.   The aggregate amount of Principal Collections during the
     preceding Collection Period was ..............................................  93,813,381.33

10.  The aggregate amount of Defaulted Receivables during the preceding
     Collection Period was ........................................................   74,747.42

11.  The aggregate Trust Principal Component as of the end of the preceding Collection Period was .............................................. 684,937,679.48

12.  The aggregate amount of Yield Collections during the preceding
     Collection Period was ........................................................  9,806,965.73

13.  The Discount Factor during the preceding Collection Period was ...............     1.50%

14.  The Monthly Payment Rate during the preceding Collection Period was ..........     15.85%

15.  Defaulted Receivables ( [ charged-off receivables less recoveries ] x
     [1-Discount rate] ) during the preceding Collection Period, expressed as an annual percentage of the Trust Principal Component as of the
     beginning of the preceding Collection Period, were ...........................     0.14%

16.  "Finance Charge" collections during the preceding Collection Period, expressed as an annual percentage of the Pool Balance as of the
     beginning of the preceding Collection Period, were ...........................     3.64%


B.  INFORMATION REGARDING THE SERIES INVESTED AMOUNTS & TRANSFEROR AMOUNT

                                                                      Series           Series          Series
                                                                      1999-1           1995-1          1998-1         Aggregate
                                                                 ---------------   --------------    -------------   -------------


"Regular" Distribution Date:
        15-Mar-00              Yamaha Motor Master Trust       Collection Period
"Actual" Distribution Date:  6.20% Series 1995-1, Series 1998-1      Ending:
        15-Mar-00             and Floating Rate Series 1999-1       29-Feb-00
-------------------------------------------------------------------------------


1. Aggregate Invested Amount and Pool Factor as of the beginning of the preceding Collection Period

     a)  Class A Invested Amount ................................ 200,000,000.00    100,000,000.00      0.00          300,000,000.00
         Class A Percentage (% of Invested Amount) ..............      85.50%           82.00%          0.00%              84.30%

         Series 1998-1 Commercial Paper Principal Component .....       ---              ---            0.00                0.00
         Series 1998-1 APA Bank Loan Balance ....................       ---              ---            0.00                0.00

     b)  Less Principal Funding Account or
         Capitalized Interest Account (1998-1 only) .............       0.00             0.00           0.00                0.00

     c)  Equals Class A Adjusted Invested Amount ................ 200,000,000.00    100,000,000.00      0.00          300,000,000.00

     d)  Class B Invested Amount ................................  14,035,000.00     21,951,219.51      0.00           35,986,219.51
         Class B Percentage (% of Invested Amount) ..............       6.00%           18.00%          0.00%              10.11%

     e)  Class C Invested Amount (Series 1999-1) ................  19,883,041.00         ---             ---           19,883,041.00
         Class C Percentage (% of Invested Amount)
         (Series 1999-1).........................................       8.50%            ---             ---                 5.59%

     f)  Aggregate Invested Amount .............................. 233,918,041.00    121,951,219.51      0.00          355,869,260.51

     g)  Class A Pool Factor ....................................    1.000000          1.0000000         ---

     h)  Class B Pool Factor ....................................    1.000000          1.0000000         ---

     i)  Class C Pool Factor ....................................    1.000000            ---             ---


2. Aggregate Invested Amount and Pool Factor as of the end of the preceding Collection Period

     a)  Class A Invested Amount ................................ 200,000,000.00    100,000,000.00    75,500,000.00   375,500,000.00
         Class A Percentage (% of Invested Amount) ..............     100.00%          100.00%          100.00%           100.00%

         Series 1998-1 Commercial Paper Principal Component .....       ---              ---          75,500,000.00    75,500,000.00
         Series 1998-1 APA Bank Loan Balance ....................       ---              ---              0.00              0.00
         Series 1998-1 balance of Undistributed
         Principal Collections ..................................       ---              ---              0.00              0.00
                                                                                                     75,500,000.00    75,500,000.00

     b)  Less Principal Funding Account or
         Capitalized Interest Account (1998-1 only) .............      0.00             0.00            500,000.00       500,000.00

     c)  Equals Class A Adjusted Invested Amount ................ 200,000,000.00    100,000,000.00    75,000,000.00   375,000,000.00

     d)  Class B Invested Amount ................................  14,035,000.00     21,951,219.51     9,810,734.46    45,796,953.98

     e)  Class C Invested Amount (Series 1999-1) ................  19,883,041.00         ---             ---           19,883,041.00

     e)  Invested Amount ........................................ 233,918,041.00    121,951,219.51    85,310,734.46   441,179,994.98

     f)  Class A Pool Factor ....................................    1.0000000         1.0000000         ---

     g)  Class B Pool Factor ....................................    1.0000000         1.0000000         ---

     h)  Class C Pool Factor (Series 1999-1) ....................    1.0000000           ---             ---

                                                                                     % Trust Principal
                                                                     $ Amount           Component
                                                                  --------------     -----------------
3.   Transferor Interest as of the beginning of the
     preceding Collection Period................................. 288,121,488.99         44.74%

     a)  Special Funding Account as of the beginning
        of the preceding Collection Period.......................      0.00               0.00%

4.   Available Subordinated Amount as of the beginning
     of the preceding Collection Period..........................      0.00               0.00%


"Regular" Distribution Date:
        15-Mar-00              Yamaha Motor Master Trust       Collection Period
"Actual" Distribution Date:  6.20% Series 1995-1, Series 1998-1      Ending:
        15-Mar-00             and Floating Rate Series 1999-1       29-Feb-00
-------------------------------------------------------------------------------


5.   Average Class A Invested Amount......... 200,000,000.00      100,000,000.00     36,448,275.86     336,448,275.86
     Average Class B Invested Amount......... 14,035,000.00       21,951,219.51      4,736,216.66      40,722,436.17
     Average Class C Invested Amount......... 19,883,041.00            ---                ---          19,883,041.00
                                             --------------            ---                ---         --------------
                                             233,918,041.00      121,951,219.51     41,184,492.52     397,053,753.03


B.   INFORMATION REGARDING THE SERIES INVESTED AMOUNTS &
     TRANSFEROR AMOUNT, Cont .

                                                                                     % Trust Principal
                                                                     $ Amount           Component
                                                                  --------------     -----------------
6.   Transferor Interest as of the end of the
     preceding Collection Period................................. 243,757,684.51          35.59%

     a)  Special Funding Account as of the end
        of the preceding Collection Period.......................     0.00                 0.00%

7.   Available Subordinated Amount as of the end
     of the preceding Collection Period..........................     0.00                 0.00%

8.   Minimum Transferor Percentage (net of Available
     Subordinated Amount) as of the end of the
     preceding Collection Period.................................  82,192,521.54           12.00%


C.   INFORMATION REGARDING THE ALLOCATION OF COLLECTIONS

1.   Floating Allocation Percentage

Series 1999-1 Investor Percentage................................      36.32%
Series 1995-1 Investor Percentage................................      18.94%
Series 1998-1 Investor Percentage................................       6.40%
Transferor Percentage............................................      38.34%
                                                                      100.00%

2.   Fixed Allocation Percentage

Series 1999-1 Investor Percentage................................        NA
Series 1995-1 Investor Percentage................................        NA
Series 1998-1 Investor Percentage................................        NA
Transferor Percentage............................................        NA

3.   Allocation of Yield Collections

Yield Collections allocable to Series 1999-1.....................   3,562,203.67
Yield Collections allocable to Series 1995-1.....................   1,857,125.17
Yield Collections allocable to Series 1998-1.....................    627,175.01
Aggregate Investor Yield Collections.............................   6,046,503.85
Yield Collections allocable to the Transferor....................   3,760,461.88
Total allocable Yield Collections................................   9,806,965.73

4.   Allocation of Special Funding Account Income
     (allocated and distributed to the
     Transferor during the Revolving Period)

Special Funding Account Income allocable to Series 1999-1........       0.00
Special Funding Account Income allocable to Series 1995-1........       0.00
Special Funding Account Income allocable to Series 1998-1........       0.00
Aggregate Investor Special Funding Account Income................       0.00
Special Funding Account Income allocable to the Transferor.......       0.00
Total allocable Special Funding Account Income...................       0.00


C.   INFORMATION REGARDING THE ALLOCATION OF COLLECTIONS, Cont.

                                                                      $ Amount
                                                                     ----------
5.   Allocation of Defaults

     Defaults allocable to Series 1999-1
     (Investor Default Amount)...................................     27,150.66


"Regular" Distribution Date:
        15-Mar-00              Yamaha Motor Master Trust       Collection Period
"Actual" Distribution Date:  6.20% Series 1995-1, Series 1998-1        Ending:
        15-Mar-00            and Floating Rate Series 1999-1       29-Feb-00
--------------------------------------------------------------------------------


Defaults allocable to Series 1995-1 (Investor Default Amount).................   14,154.77
Defaults allocable to Series 1998-1 (Investor Default Amount).................    4,780.25
Aggregate Investor Default Amount.............................................   46,085.67
Defaults allocable to the Transferor..........................................   28,661.75
 Total allocable Defaults ....................................................   74,747.42

6.  Allocation of Principal Collections

Principal Collections allocable to Series 1999-1.............................. 34,076,021.12
Principal Collections allocable to Series 1995-1.............................. 17,765,249.37
Principal Collections allocable to Series 1998-1..............................     0.00
Aggregate Investor Principal Collections...................................... 51,841,270.49
Principal Collections allocable to the Transferor............................. 41,972,110.84
Total allocable Principal Collections......................................... 93,813,381.33

7.  Allocation of Collection Account Income (allocated and distributed to Series
    1991-1, Series 1995-1 and Series 1998-1 during an Early Amortization Period)

Collection Account Income allocable to Series 1999-1..........................     0.00
Collection Account Income allocable to Series 1995-1..........................     0.00
Collection Account Income allocable to Series 1998-1..........................     0.00
Aggregate Investor Collection Account Income..................................     0.00
Collection Account Income allocable to the Transferor.........................     0.00
Total allocable Collection Account Income.....................................     0.00

D. INFORMATION REGARDING YIELD COLLECTIONS & INVESTMENT INCOME (YIELD FUNDS)


                                                                   Series 1999-1    Series 1995-1    Series 1998-1     Aggregate
                                                                   -------------    -------------    -------------     ---------
1.  Yield Collections (including "finance charges")
    allocable to Series 1999-1, Series 1995-1 and
    Series 1998-1 during the preceding Collection
    Period were................................................    3,562,203.67      1,857,125.17      627,175.01     6,046,503.85

2.  Principal Funding Account investment income during
    the preceding Collection Period was........................         0.00              0.00              ---            0.00

3.  Special Funding Account investment income allocable to
    Series 1999-1, Series 1995-1 and Series 1998-1 during the
    preceding Collection Period were...........................         0.00              0.00              0.00           0.00

4.  Collection Account investment income allocable to
    Series 1999-1, Series 1995-1 and Series 1998-1 during the
    preceding Collection Period were...........................         0.00              0.00              0.00           0.00

5.  Capitalized Interest Account Investment and Interest
    income (allocable to Series 1998-1 only) during the
    preceding Collection Period was............................         ---               ---               0.00          0.00

6.  Total Yield Funds allocable to Series 1999-1,
    Series 1995-1 and Series 1998-1 during the preceding
    Collection Period were.....................................    3,562,203.67      1,857,125.17      627,175.01     6,046,503.85

   a.  Total Yield Funds allocable to Series 1999-1, Series
       1995-1 and Series 1998-1 as an annual percentage of
       the Invested Amount as of the beginning of
       the preceding Collection Period were....................       18.27%            18.27%            18.27%         18.27%

E. INFORMATION REGARDING THE DISTRIBUTION OF YIELD COLLECTIONS and INVESTMENT INCOME ALLOCABLE TO SERIES 1999-1, SERIES 1995-1 AND SERIES 1998-1


                                                                   Series 1999-1    Series 1995-1    Series 1998-1     Aggregate
                                                                   -------------     -------------   -------------     ---------
1.  Total Yield Funds allocable to Series 1999-1,
    Series 1995-1 and Series 1998-1............................    3,562,203.67      1,857,125.17      627,175.01     6,046,503.85

2.  Plus Draw on Capitalized Interest Account
    (for Series 1998-1 only)..................................          ---             ---               0.00            0.00

3.  Total Yield Funds allocable to Series 1999-1, Series 1995-1 and Series 1998-1, including draw on Capitalized Interest
    Account for Series 19981..................................     3,562,203.67      1,857,125.17       627,175.01    6,046,503.85

4.  Less Class A Monthly Interest paid........................      988,416.67        516,666.67        172,547.59    1,677,630.92

"Regular" Distribution Date:
        15-Mar-00              Yamaha Motor Master Trust       Collection Period
"Actual" Distribution Date:  6.20% Series 1995-1, Series 1998-1        Ending:
        15-Mar-00            and Floating Rate Series 1999-1       29-Feb-00
--------------------------------------------------------------------------------

Actual 360 Accrual Day Count                                             29
      Class A Certificate Rate                                         6.135%          6.200%           5.877%
      Class B Certificate Rate                                         6.365%          6.450%           6.385%
      Class C Certificate Rate                                         6.365%           ---               ---
        -  LIBOR Index Rate (applicable to Series 1999-1 only)         5.885%           ---               ---
         - CP Rate (applicable to Series 1998-1 only)                   ---             ---             5.877%
         - Euro Dollar Rate (applicable to Series 1998-1 only)          ---             ---             6.385%
         - Base Rate (applicable to Series 1998-1 only)                 ---             ---             9.250%

5.  Less Class A Past Due Monthly Interest paid................         0.00            0.00              0.00            0.00

6.  Less Class B Monthly Interest paid.........................      71,962.51       117,987.80        24,360.60       214,310.92

7.  Less Class B Past Due Monthly Interest paid                         0.00            0.00              0.00            0.00

8.  Less Class C Monthly Interest paid (Series 1999-1 only)....     101,947.53          ---               ---           101,947.53

9.  Less Class C Past Due Monthly Interest paid
    (Series 1999-1 only).......................................         0.00            ---               ---             0.00

10. Less [program] Fees paid (applicable to Series
    1998-1 only)...............................................          ---            ---            10,643.40        10,643.40

11. Less Past Due Program Fees paid (Series 1998-1 only).......          ---            ---               0.00            0.00

12. Less Monthly Servicing Fee paid............................      389,863.40      203,252.03        68,640.82       661,756.26

13. Less Past Due Monthly Servicing Fee paid...................         0.00            0.00              0.00            0.00

14. Less Reimbursement of previously unreimbursed
    Class A  Charge-Offs.......................................         0.00            0.00              0.00            0.00
    (distributed as Excess Principal during the Revolving Period)

15. Plus Reallocated Transferor Principal......................         0.00            0.00              0.00            0.00

16. Less Investor Default Amount...............................      27,150.66        14,154.77         4,780.25        46,085.67
    (Excess Principal during the Revolving Period)

17. Less Interest on previously unreimbursed Class B
    Charge-Offs................................................         0.00            0.00              0.00            0.00

18. Less Reimbursement of previously unreimbursed
    Class B Charge-Offs........................................         0.00            0.00              0.00            0.00
     (Excess Principal during the Revolving Period)

19. Equals Remaining Yield Funds allocable to Series 1999-1,
    Series 1995-1 (including draw on Capitalized Interest
    Account for Series 1998-1).................................    1,982,862.90      1,005,063.90      346,202.35     3,334,129.15



F. INFORMATION REGARDING MONTHLY DISTRIBUTION SHORTFALLS TO SERIES 1999-1, SERIES 1995-1 and SERIES 1998-1


                                                                   Series 1999-1    Series 1995-1    Series 1998-1     Aggregate
                                                                   -------------     -------------   -------------     ---------
1. Class A Monthly Interest shortfall during the preceding
   Collection Period..........................................          0.00            0.00              0.00            0.00

2. Class B Monthly Interest shortfall during the preceding
   Collection Period..........................................          0.00            0.00              0.00            0.00

3. Class C Monthly Interest shortfall preceding Collection
   Period (Series 1999-1).....................................          0.00             ---               ---            0.00

4. Monthly Servicing Fee shortfall during the preceding
   Collection Period..........................................          0.00            0.00              0.00            0.00

5. Monthly Program Fees shortfall during the preceding
   Collection Period..........................................           ---             ---              0.00            0.00

6. Class A Investor Charge-Offs during the preceding
   Collection Period..........................................          0.00            0.00              0.00            0.00

7. Class B Investor Charge-Offs during the preceding
   Collection Period..........................................          0.00            0.00              0.00            0.00

"Regular" Distribution Date:
        15-Mar-00              Yamaha Motor Master Trust       Collection Period
"Actual" Distribution Date:  6.20% Series 1995-1, Series 1998-1        Ending:
        15-Mar-00            and Floating Rate Series 1999-1       29-Feb-00
--------------------------------------------------------------------------------

                                                                   Series 1999-1    Series 1995-1    Series 1998-1     Aggregate
                                                                   -------------     -------------   -------------     ---------
8.  Class C Investor Charge-Offs preceding Collection
    Period (Series 1999-1)......................................        0.00             ---               ---            0.00

9.  Cumulative Unreimbursed Class A Investor Charge-Offs........        0.00            0.00              0.00            0.00

10. Cumulative Unreimbursed Class B Investor Charge-Offs.......         0.00            0.00              0.00            0.00

11. Cumul. Unreimbursed Class C Investor Charge-Offs
    (Series 1999-1)............................................         0.00             ---               ---            0.00

12. Cumulative Reallocated Transferor Principal................         0.00            0.00              0.00            0.00

G. INFORMATION REGARDING THE CALCULATION AND DISTRIBUTION OF PRINCIPAL


                                                                   Series 1999-1   Series 1995-1    Series 1998-1     Aggregate
                                                                   -------------   -------------    -------------     ---------
1.  Available Principal Funds (funds on deposit in the
      Collection Account for principal distribution)

   a) Remaining Yield Funds allocable to Series 1999-1,
      Series 1995-1 and Series 1998-1..........................         0.00            0.00              0.00            0.00
      (distributed to Transferor during Revolving Period)

   b) Principal Collections allocable to 1999-1,
      1995-1 and 1998-1........................................    34,076,021.12    17,765,249.37         0.00       51,841,270.49

   c) Investor Defaults........................................       27,150.66       14,154.77        4,780.25       46,085.67

   d) Reallocated Transferor Principal.........................         0.00            0.00              0.00            0.00

   e) Principal Collections allocable to the Transferor........         0.00            0.00          41,972,110.84  41,972,110.84

   f) Balance of Special Funding Account (Undistributed
      Principal Collections)...................................         0.00            0.00              0.00            0.00
      (retained in Collection Account during the Revolving Period)

   g) Beginning balance of Undistributed Principal
      Collections..............................................          ---             ---              0.00            0.00

        1)  CP Take-out from Series 1999-1 New Issue Proceeds..          ---             ---              0.00            0.00

   h) Total Available Principal Funds (before allocation
      of Excess Principal).....................................    34,103,171.77    17,779,404.14    41,976,891.08   93,859,467.00

   i)  Excess Principal from Series 1999-1, Series 1995,1
       and Series 1998-1.......................................          0.00           0.00              0.00            0.00
         1)  From Series 1999-1................................           ---           0.00              0.00            0.00
         2)  From Series 1995-1................................          0.00            ---              0.00            0.00
         3)  From Series 1998-1................................          0.00           0.00               ---            0.00

   j)   Total Available Principal Funds
        (after Excess Principal)...............................    34,103,171.77    17,779,404.14    41,976,891.08   93,859,467.00

2.  Principal Paid to Class A..................................         0.00            0.00              0.00            0.00

3.  Undistributed Principal Collections........................          ---             ---              0.00            0.00

4.  Class B Monthly Principal..................................         0.00            0.00              0.00            0.00

5.  Class C Monthly Principal (Series 1999-1 only).............         0.00             ---               ---            0.00

6.  Excess Principal Collections...............................    34,103,171.77    17,779,404.14    41,976,891.08   93,859,467.00

7.  Series 1998-1 Additional Invested Amount...................          ---             ---         85,310,734.46   85,310,734.46

       a) Class A Additional Invested Amount...................          ---             ---         75,500,000.00   75,500,000.00

       b) Class B Additional Invested Amount...................          ---             ---          9,810,734.46    9,810,734.46

H. INFORMATION REGARDING THE PRINCIPAL FUNDING ACCOUNT

"Regular" Distribution Date:
        15-Mar-00              Yamaha Motor Master Trust       Collection Period
"Actual" Distribution Date:  6.20% Series 1995-1, Series 1998-1        Ending:
        15-Mar-00            and Floating Rate Series 1999-1       29-Feb-00
--------------------------------------------------------------------------------


                                                                             Series 1999-1  Series 1995-1  Series 1998-1  Aggregate
                                                                             -------------  -------------  -------------  ---------
1.   Principal Funding Account amount as of the beginning of the
     preceding Collection Period..........................................       0.00            0.00           ---          0.00

2.   Plus Class A principal deposits made during the
     preceding Collection Period..........................................       0.00            0.00           ---          0.00

3.   Less principal withdrawals made during the
     preceding Collection Period..........................................       0.00            0.00           ---          0.00

4.   Principal Funding Account amount as of the end of the
     preceding Collection Period..........................................       0.00            0.00           ---          0.00

5.   Principal Funding Account investment income during the
     preceding Collection Period..........................................       0.00            0.00           ---          0.00

6.   Principal Funding Account investment rate during the
     preceding Collection Period..........................................       0.00%           0.00%          ---          0.00%


I.   INFORMATION REGARDING TRANSFEROR SUBORDINATION EVENT TRIGGERS


                                                                            Series 1999-1  Series 1995-1  Series 1998-1  Aggregate
                                                                            -------------  -------------  -------------  ---------
Transferor Subordination Event ?.........................................        NO             NO             NO

Required Transferor Subordination Amount.................................         0              0              0            0

Required Transferor Subordination Amount
(% Class A Adjusted Invested Amount).....................................      0.0000%         0.0000%        0.0000%

Available Subordinated Amount as of the end of the preceding
Collection Period........................................................         0              0              0            0


                                                                            Trigger        Actual     Subord. Event ?
Transferor Subordination Event Triggers                                      Level          Level        (1=yes)
1.   Minimum November through April Monthly Payment Rate
     (3-mo moving avg)...................................................   10.00%         21.21%          0

2.   Minimum May through October Monthly Payment Rate
     (3-mo moving avg)...................................................   13.00%         21.21%          0

3.   Maximum All-Terrain Vehicles (as % of Pool Balance).................   36.00%         24.15%          0

4.   Maximum other than motorcycles, scooters,
     water vehicles, all-terrain vehicles, outboard
     and snowmobiles (as % of Pool Balance)..............................   10.00%         1.58%           0

5.   Maximum Dealer "holdbacks" on non-sold products plus Sales
     Program Discounts...................................................    5.00%         0.05%           0

6.   Maximum Fiscal Year New Accounts as a % of Beginning Fiscal
     Year Total Accounts.................................................    8.00%         7.83%           0

7.   Maximum Fiscal Quarter New Accounts as a % of Beginning Fiscal
     Quarter Total Accounts..............................................    5.00%         0.89%           0

8.   Maximum Defaulted Receivables minus Recoveries plus
     Repossessions (as an Annual % of Pool Balance)
     (3-month moving average)............................................    7.50%         0.55%           0

9.   Maximum Single Dealer Concentration (as % Pool Balance).............    1.00%         0.48%           0


J.   INFORMATION REGARDING EARLY AMORTIZATION EVENT TRIGGERS

"Regular" Distribution Date:
        15-Mar-00              Yamaha Motor Master Trust       Collection Period
"Actual" Distribution Date:  6.20% Series 1995-1, Series 1998-1        Ending:
        15-Mar-00            and Floating Rate Series 1999-1       29-Feb-00
--------------------------------------------------------------------------------

Series 1999-1 Early Amortization Event ?...............................................            NO
Series 1995-1 Early Amortization Event ?...............................................            NO
Series 1998-1 Early Amortization Event ?...............................................            NO



                                                                                                   Series        Series      Series
Early Amortization Event Triggers                                                     Trigger       1999-1        1995-1      1998-1
                                                                                      -------       -------      --------     ------
1.   a. Min Class C Invested Amt as a % of Series Inv Amt (Series 1999-1)..........    8.25%         8.50%          NA          NA
     b. Min Class B Invested Amt as a % of Class A & B Inv Amt (Series 1995-1).....   17.50%         NA          18.00%         NA
     c. Min Class B Invested Amt as a % of Class A & B Inv Amt (Series 1998-1).....   11.00%         NA            NA         11.50%

2.   Max consecutive months that Special Funding Account may exceed $0.............     12

3.   Minimum Transferor Interest ( ** note ** below)...............................   10.00%       32.66%        32.66%       32.66%

4.   Minimum Transferor Interest (** note ** below] if "finance charge" yield
     (expressed as an annual percentage of the Pool Balance) is less than 6%.......   12.00%       32.66%        32.66%       32.66%

5.   Minimum November through April Monthly Payment Rate (3-mo moving avg)..........  10.00%       21.21%        21.21%       21.21%

6.   Minimum May through October Monthly Payment Rate (3-mo moving avg).............  13.00%       21.21%        21.21%       21.21%

7.   Maximum Defaulted Receivables minus Recoveries plus Repossessions
     (as an annual % of Pool Balance) (3-mo moving avg).............................  11.00%        0.55%         0.55%        0.55%

8.   Class B Invested Amount is less than Initial Class B Invested Amount
     for three consecutive periods.................................................              14,035,000    21,951,220       ---









-------------------------------------------------------------------------------

    ** Note **: For purposes of determining whether the Transferor Interest is greater than the Minimum Transferor Interest, the Transferor Interest is reduced by the principal component (1 minus the Discount Factor) of 10-day draft balances if the short term rating of DFS is not P-1 .

     Is the short term rating of DFS P-1 ?.........................................................        NO
     Balance of  10-day Overdrafts as of the end of the preceding Collection Period................     20,344,012.47

     Transferor Interest as of the end of the preceding Collection Period..........................    243,757,684.51
     Principal Component of 10-Day Draft balance  as of the end of the preceeding Coll. Period.....     20,038,852.28
     Adjusted Transferor Interest..................................................................    223,718,832.22
     Adjusted Transferor Interest (% TPC)..........................................................        32.66%
     Minimum Transferor Interest ..................................................................     82,192,521.54


K.   INFORMATION REGARDING THE SERVICER CASH COLLATERAL ACCOUNT

1.   Servicer Cash Collateral Account balance as of the beginning of the

"Regular" Distribution Date:
        15-Mar-00              Yamaha Motor Master Trust       Collection Period
"Actual" Distribution Date:  6.20% Series 1995-1, Series 1998-1        Ending:
        15-Mar-00            and Floating Rate Series 1999-1       29-Feb-00
--------------------------------------------------------------------------------

     preceding Collection Period...................................................................      3,692,110.29

2.   Servicer Cash Collateral Account balance as of the end of the
     preceding Collection Period...................................................................      3,692,110.29

3.   Withdrawals from the Servicer Cash Collateral Account during the
     preceding Collection Period...................................................................          0.00

4.   Investment Income and Deposits to the Servicer Cash Collateral Account during the
     preceding Collection Period...................................................................          0.00


L. INFORMATION REGARDING DISTRIBUTIONS TO SERIES 1999-1 Class A and B Certificates, 1995-1 Class A Certificates and 1998-1 Class A Certificates


Series                  Amount                           Explanation
     1999-1          $988,416.67                      Class A Monthly Interest
     1999-1          $0.00                            Class A Principal  *
     1999-1          $71,962.51                       Class B Monthly Interest
     1999-1          $0.00                            Class B Principal  *
     1995-1          $516,666.67                      Class A Monthly Interest
     1995-1          $0.00                            Class A Principal  **
     1998-1          $172,547.59                      Class A Monthly Interest
     1998-1          ($75,500,000.00)                 Class A Principal (Increase)/Reduction ***


      *     Amount of Series 1999-1 Class A Principal deposited to Principal Funding AC =    $0.00
      **    Amount of Series 1995-1 Class A Principal deposited to Principal Funding AC =    $0.00
      ***   Amount of  Series 19981-1 Undistributed Principal deposited to Collection AC =   $0.00



                           NAME:                 Kevin Fujimoto
                                ------------------------------------------------

                           TITLE:      Vice President & Secretary/Treasurer
                                 -----------------------------------------------